Exhibit 99.1

Contact:	Brad Tilden	-or-	Caroline Boren
	206/392-5362		206/392-5799

FOR IMMEDIATE RELEASE	October 20, 2005

ALASKA AIR GROUP REPORTS THIRD QUARTER RESULTS

SEATTLE — Alaska Air Group, Inc. (NYSE:ALK) today reported third quarter net income of $90.2 million, or $2.71 per diluted share, compared to $74.0 million, or $2.29 per diluted share, in the third quarter of 2004.

Both the 2005 and 2004 results include certain significant items related to mark-to-market fuel hedge accounting adjustments, refunds of navigation fees, and restructuring activities that impact the comparability of the quarters. Excluding the impact of these items, net income would have been $71.5 million, or $2.16 per diluted share for the third quarter of 2005, compared to net income of $50.7 million, or $1.58 per diluted share in the third quarter of 2004.

“These numbers show that our hard work is paying off,” said Bill Ayer, chairman and chief executive officer. “Our continued progress on the earnings front, combined with an improving operation, give us confidence that we are on the right track.”

Alaska Airlines’ passenger traffic in the third quarter increased 0.6 percent on a capacity decrease of 3.2 percent. Alaska’s load factor increased 3.0 percentage points to 79.0 percent compared to the same period in 2004. Alaska’s operating revenue per available seat mile (ASM) increased 12.4 percent and its operating cost per ASM excluding fuel, navigation fee refund, and restructuring charges increased 2.4 percent. Alaska’s pretax income for the quarter was $133.0 million, compared to $97.9 million in the same period of 2004. Excluding the notable items referenced above, Alaska’s pretax income was $106.0 million for the quarter compared to $64.1 million in the third quarter of 2004.

Horizon Air’s passenger traffic in the third quarter increased 13.6 percent on a 9.8 percent capacity increase. Horizon’s load factor increased by 2.6 percentage points to 75.0 percent compared to the same period in 2004. Horizon’s operating revenue per ASM increased 0.5 percent and its operating cost per ASM excluding fuel increased 1.3 percent. Horizon’s pretax income for the quarter was $17.3 million, compared to $24.4 million in the third quarter of 2004. Excluding the notable items referenced above, Horizon’s pretax income was $14.4 million for the quarter compared to $17.5 million in the same period in 2004.

Alaska Air Group had cash and short-term investments at September 30, 2005 of approximately $746 million, compared to $874 million at December 31, 2004.

A summary of financial and statistical data for Alaska Airlines and Horizon Air as well as a reconciliation of the reported non-GAAP financial measures can be found on pages 5 through 9.

A conference call regarding the third quarter 2005 results will be simulcast via the internet at 9:30 a.m. Pacific Time on October 20, 2005. It may be accessed through the Company’s website at www.alaskaair.com. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at www.alaskaair.com.

This report may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future financial performance and involve known and unknown risks and uncertainties that may cause our actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “expect,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies. Some of the things that could cause our actual results to differ from our expectations are: changes in our operating costs including fuel, which can be volatile; the competitive environment and other trends in our industry; our ability to meet our cost reduction goals; labor disputes; economic conditions; our reliance on automated systems; increases in government fees and taxes; actual or threatened terrorist attacks; global instability and potential U.S. military actions or activities; insurance costs; changes in laws and regulations; liability and other claims asserted against us; operational disruptions; compliance with financial covenants; our ability to attract and retain qualified personnel; third-party vendors and partners; our significant indebtedness; downgrades of our credit ratings and the availability of financing. For a discussion of these and other risk factors, see Item 7 of the Company’s Annual Report for the year ended December 31, 2004 on Form 10-K. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results.

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(In Millions Except Per Share Amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2005	2004	2005	2004
Operating Revenues:
Passenger	$777.4	$706.0	$2,061.9	$1,896.7
Freight and mail	26.1	25.5	71.3	68.3
Other - net	42.2	36.7	111.5	102.5

Total Operating Revenues	845.7	768.2	2,244.7	2,067.5

Operating Expenses:
Wages and benefits	221.5	248.9	693.5	737.1
Contracted services	30.8	19.7	96.2	79.1
Aircraft fuel	204.1	148.4	526.0	384.8
Aircraft maintenance	55.2	37.0	174.6	137.9
Aircraft rent	46.9	46.7	140.0	141.5
Food and beverage service	13.5	14.3	37.1	39.5
Other selling expenses and commissions	44.3	37.5	119.5	111.5
Depreciation and amortization	36.3	35.7	105.8	105.8
Landing fees and other rentals	52.4	49.3	156.5	138.5
Other	51.9	46.4	156.4	147.0
Restructuring charges	(1.4)	27.5	20.7	27.5
Impairment of aircraft and related spare parts	—	—	—	39.6

Total Operating Expenses	755.5	711.4	2,226.3	2,089.8

Operating Income (Loss)	90.2	56.8	18.4	(22.3)

Nonoperating Income (Expense):
Interest income	8.6	7.9	21.6	18.6
Interest expense	(16.1)	(13.6)	(45.5)	(38.9)
Interest capitalized	2.8	0.5	4.9	1.1
Fuel hedging gains	62.9	66.9	198.6	93.3
Other-net	(1.6)	0.7	(4.5)	0.5

	56.6	62.4	175.1	74.6

Income before income tax and accounting change	146.8	119.2	193.5	52.3
Income tax expense	56.6	45.2	76.0	22.7

Income before accounting change	$90.2	$74.0	$117.5	$29.6
Cumulative effect of accounting change, net of tax	—	—	(90.4)	—

Net Income	$90.2	$74.0	$27.1	$29.6

Basic Earnings Per Share:
Income before accounting change	$3.28	$2.75	$4.31	$1.10
Cumulative effect of accounting change	NA	NA	(3.32)	NA

Net Income Per Share	$3.28	$2.75	$0.99	$1.10

Diluted Earnings Per Share:
Income before accounting change	$2.71	$2.29	$3.62	$0.98
Cumulative effect of accounting change	NA	NA	(2.69)	NA

Net Income Per Share	$2.71	$2.29	$0.93	$0.98

Shares Used for Computation:
Basic	27.502	26.862	27.274	26.820
Diluted	33.857	32.631	33.523	32.691

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(In Millions)	September 30, 2005	December 31, 2004
Cash and marketable securities	$746	$874

Total current assets	$1,308	$1,242
Property and equipment-net	1,959	1,908
Other assets	243	185

Total assets	$3,510	$3,335

Current liabilities	$1,102	$957
Long-term debt and capital lease obligations	970	990
Other liabilities and credits	738	723
Shareholders’ equity	700	665

Total liabilities and shareholders’ equity	$3,510	$3,335

Alaska Airlines Financial and Statistical Data

	Three Months Ended September 30					Nine Months Ended September 30
	2005		2004		% Change	2005		2004		% Change
Financial Data (in millions):
Operating Revenues:
Passenger	$624.1		$576.6		8.2	$1,656.6		$1,545.8		7.2
Freight and mail	25.2		24.5		2.9	68.4		65.3		4.7
Other - net	40.0		31.7		26.2	103.9		90.6		14.7

Total Operating Revenues	689.3		632.8		8.9	1,828.9		1,701.7		7.5

Operating Expenses:
Wages and benefits	174.5		207.3		(15.8)	556.2		611.8		(9.1)
Contracted services	27.6		17.8		55.1	87.0		70.3		23.8
Aircraft fuel	176.6		130.2		35.6	455.7		336.4		35.5
Aircraft maintenance	43.2		27.1		59.4	143.5		111.3		28.9
Aircraft rent	29.5		28.1		5.0	87.2		85.5		2.0
Food and beverage service	12.8		13.7		(6.6)	35.2		37.9		(7.1)
Other selling expenses and commissions	34.0		35.9		(5.3)	97.9		101.1		(3.2)
Depreciation and amortization	31.9		32.0		(0.3)	92.9		95.2		(2.4)
Landing fees and other rentals	40.4		37.6		7.4	121.5		106.1		14.5
Other	39.8		34.6		15.0	119.7		110.4		8.4
Restructuring charges	(1.4)		27.5		NM	20.7		27.5		NM
Impairment of aircraft and related spare parts	—		—		NM	—		36.8		NM

Total Operating Expenses	608.9		591.8		2.9	1,817.5		1,730.3		5.0

Operating Income (Loss)	80.4		41.0		NM	11.4		(28.6)		NM

Interest income	9.2		8.4			23.1		20.0
Interest expense	(13.0)		(11.6)			(36.9)		(33.1)
Interest capitalized	2.6		0.4			4.5		0.7
Fuel hedging gains	54.8		58.8			172.1		82.1
Other - net	(1.0)		0.9			(3.7)		0.8

	52.6		56.9			159.1		70.5

Income Before Income Tax and Accounting Change	$133.0		$97.9		NM	$170.5		$41.9		NM

Operating Statistics:
Revenue passengers (000)	4,632		4,589		0.9	12,715		12,296		3.4
RPMs (000,000)	4,598		4,571		0.6	12,812		12,255		4.5
ASMs (000,000)	5,822		6,012		(3.2)	16,735		16,825		(0.5)
Passenger load factor	79.0%		76.0%		3.0pts	76.6%		72.8%		3.8pts
Yield per passenger mile	13.57	¢	12.62	¢	7.5	12.93	¢	12.61	¢	2.5
Operating revenue per ASM	11.84	¢	10.53	¢	12.4	10.93	¢	10.11	¢	8.1
Operating expenses per ASM (a)	10.46	¢	9.84	¢	6.1	10.86	¢	10.28	¢	5.6
Operating expense per ASM excluding fuel, navigation fee recovery, restructuring and impairment charges(a)	7.53	¢	7.35	¢	2.4	8.04	¢	7.95	¢	1.2
Raw fuel cost per gallon (a)	$1.99		$1.40		42.2	$1.78		$1.30		37.2
GAAP fuel cost per gallon (a)	$1.95		$1.36		43.4	$1.74		$1.26		38.3
Economic fuel cost per gallon (a)	$1.56		$1.27		23.0	$1.46		$1.21		20.8
Fuel gallons (000,000)	90.4		95.8		(5.6)	260.8		267.6		(2.5)
Average number of employees	8,961		10,201		(12.2)	9,108		10,147		(10.2)
Aircraft utilization (blk hrs/day)	10.9		11.8		(7.6)	10.8		11.1		(2.7)
Operating fleet at period-end	110		107		2.8	110		107		2.8

NM = Not Meaningful

(a)	See Note A on page 7.

Horizon Air Financial and Statistical Data

	Three Months Ended September 30					Nine Months Ended September 30
	2005		2004		% Change	2005		2004		% Change
Financial Data (in millions):
Operating Revenues:
Passenger	$151.2		$134.5		12.4	$405.8		$360.4		12.6
Freight and mail	1.0		1.0		0.0	2.9		3.0		(3.3)
Other - net	1.5		3.8		(60.5)	6.8		10.9		(37.6)

Total Operating Revenues	153.7		139.3		10.3	415.5		374.3		11.0

Operating Expenses:
Wages and benefits	45.3		39.7		14.1	131.6		122.1		7.8
Contracted services	6.1		5.0		22.0	17.7		15.4		14.9
Aircraft fuel	27.5		18.2		51.1	70.3		48.4		45.2
Aircraft maintenance	11.9		9.9		20.2	31.1		26.6		16.9
Aircraft rent	17.5		18.6		(5.9)	52.8		56.0		(5.7)
Food and beverage service	0.7		0.6		16.7	1.9		1.6		18.8
Other selling expenses and commissions	8.1		6.7		20.9	22.1		19.9		11.1
Depreciation and amortization	4.1		3.4		20.6	12.0		9.7		23.7
Landing fees and other rentals	12.2		11.0		10.9	35.7		31.2		14.4
Other	10.1		9.4		7.4	31.0		31.2		(0.6)
Impairment of aircraft and related spare parts	—		—		NM	—		2.8		NM

Total Operating Expenses	143.5		122.5		17.1	406.2		364.9		11.3

Operating Income	10.2		16.8		NM	9.3		9.4		NM

Interest income	0.3		0.3			1.0		0.9
Interest expense	(1.6)		(0.9)			(4.3)		(3.2)
Interest capitalized	0.2		0.1			0.4		0.4
Fuel hedging gains	8.1		8.1			26.5		11.2
Other - net	0.1		—			0.1		—

	7.1		7.6			23.7		9.3

Income Before Income Tax and Accounting Change	$17.3		$24.4		NM	$33.0		$18.7		NM

Operating Statistics:
Revenue passengers (000)	1,755		1,641		6.9	4,868		4,362		11.6
RPMs (000,000)	683		601		13.6	1,843		1,586		16.2
ASMs (000,000)	911		830		9.8	2,542		2,314		9.9
Passenger load factor	75.0%		72.4%		2.6pts	72.5%		68.5%		4.0pts
Yield per passenger mile	22.14	¢	22.38	¢	(1.1)	22.02	¢	22.73	¢	(3.1)
Operating revenue per ASM	16.87	¢	16.78	¢	0.5	16.35	¢	16.18	¢	1.0
Operating expenses per ASM (a)	15.75	¢	14.76	¢	6.7	15.98	¢	15.77	¢	1.3
Operating expense per ASM excluding fuel and impairment charges (a)	12.73	¢	12.57	¢	1.3	13.21	¢	13.56	¢	(2.6)
Raw fuel cost per gallon (a)	$2.04		$1.44		42.0	$1.85		$1.34		38.3
GAAP fuel cost per gallon (a)	$2.00		$1.40		43.1	$1.82		$1.30		40.0
Economic fuel cost per gallon (a)	$1.62		$1.31		23.7	$1.54		$1.26		22.3
Fuel gallons (000,000)	13.7		13.0		5.4	38.6		37.2		3.8
Average number of employees	3,508		3,439		2.0	3,428		3,399		0.9
Aircraft utilization (blk hrs/day)	9.0		8.7		3.4	8.6		8.3		3.6
Operating fleet at period-end	65		65		0.0	65		65		0.0

NM = Not Meaningful

(a)	See Note A on page 7.

Note A:

Pursuant to Item 10 of Regulation S-K, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. The non-GAAP financial measures provide management the ability to measure and monitor performance both with and without the cost of aircraft fuel (including the gains and losses associated with our fuel hedging program where appropriate), the navigation fee recovery, restructuring charges or adjustments thereto, and aircraft impairment charges. Because the cost and availability of aircraft fuel are subject to many economic and political factors beyond our control and we record changes in the fair value of our hedge portfolio in our income statement, it is our view that the measurement and monitoring of performance without fuel is important. In addition, we believe the disclosure of financial performance without impairment and restructuring charges is useful to investors. Finally, these non-GAAP financial measures are also more comparable to financial measures reported to the Department of Transportation by other major network airlines.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.:

($ in millions)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005		2004	2005	2004
Unit cost reconciliations:
Operating expenses	$608.9		$591.8	$1,817.5	$1,730.3
ASMs (000,000)	5,822		6,012	16,735	16,825

Operating expenses per ASM	10.46	¢	9.84 ¢	10.86 ¢	10.28 ¢

Operating expenses	$608.9		$591.8	$1,817.5	$1,730.3
Less: aircraft fuel	(176.6)		(130.2)	(455.7)	(336.4)
Less: restructuring charges	1.4		(27.5)	(20.7)	(27.5)
Add: navigation fee recovery	4.7		7.7	4.7	7.7
Less: impairment of aircraft and related spare parts	—		—	—	(36.8)

Operating expenses excluding fuel, navigation fee recovery, restructuring and impairment charges	$438.4		$441.8	$1,345.8	$1,337.3
ASMs (000,000)	5,822		6,012	16,735.0	16,825

Operating expenses per ASM excluding fuel, navigation fee recovery, restructuring and impairment charges	7.53	¢	7.35 ¢	8.04 ¢	7.95 ¢

Reconciliation from GAAP income before taxes and accounting change:
Income before taxes and accounting change, excluding mark-to-market hedging gains, navigation fee recovery, restructuring and impairment charges	$106.0		$64.1	$85.3	$24.8
Add: mark-to-market hedging gains included in nonoperating income (expense)	19.9		50.3	100.2	70.4
Less: restructuring charges	1.4		(27.5)	(20.7)	(27.5)
Add: navigation fee recovery and related interest received	5.7		11.0	5.7	11.0
Less: impairment of aircraft and related spare parts	—		—	—	(36.8)

GAAP income before taxes and accounting change as reported	$133.0		$97.9	$170.5	$41.9

Aircraft fuel reconciliations:

	Three Months Ended September 30
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$179.5	$1.99	$133.7	$1.40
Less: gains on settled hedges included in fuel expense	(2.9)	($0.04)	(3.5)	(0.04)

GAAP fuel expense	$176.6	$1.95	$130.2	$1.36
Less: gains on settled hedges included in nonoperating income (expense)	(34.9)	($0.39)	(8.5)	(0.09)

Economic fuel expense	$141.7	$1.56	$121.7	$1.27

Fuel gallons (000,000)	90.4		95.8

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$19.9		$50.3

	Nine Months Ended September 30
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$465.2	$1.78	$347.4	$1.30
Less: gains on settled hedges included in fuel expense	(9.5)	(0.04)	(11.0)	(0.04)

GAAP fuel expense	$455.7	$1.74	$336.4	$1.26
Less: gains on settled hedges included in nonoperating income (expense)	(71.9)	(0.28)	(11.7)	(0.05)

Economic fuel expense	$383.8	$1.46	$324.7	$1.21

Fuel gallons (000,000)	260.8		267.6

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$100.2		$70.4

Horizon Air Industries, Inc.

($ in millions)

	Three Months Ended September 30,				Nine Months Ended September 30
	2005		2004		2005		2004
Unit cost reconciliations:
Operating expenses	$143.5		$122.5		$406.2		$364.9
ASMs (000,000)	911		830		2,542		2,314

Operating expenses per ASM	15.75	¢	14.76	¢	15.98	¢	15.77 ¢

Operating expenses	$143.5		$122.5		$406.2		$364.9
Less: aircraft fuel	(27.5)		(18.2)		(70.3)		(48.4)
Less: impairment of aircraft and related spare parts	—		—		—		(2.8)

Operating expenses excluding fuel and impairment charge	$116.0		$104.3		$335.9		$313.7
ASMs (000,000)	911		830		2,542		2,314

Operating expenses per ASM excluding fuel and impairment charge	12.73	¢	12.57	¢	13.21	¢	13.56 ¢

Reconciliation from GAAP income before taxes and accounting change:
Income before taxes and accounting change, excluding impairment charge and mark-to-market hedging gains	$14.4		$17.5		$17.4		$11.9
Add: mark-to-market hedging gains included in nonoperating income (expense)	2.9		6.9		15.6		9.6
Less: impairment of aircraft and related spare parts	—		—		—		(2.8)

GAAP income before taxes and accounting change as reported	$17.3		$24.4		$33.0		$18.7

Aircraft fuel reconciliations:

	Three Months Ended September 30,
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$28.0	$2.04	$18.7	$1.44
Less: gains on settled hedges included in fuel expense	(0.5)	(0.04)	(0.5)	(0.04)

GAAP fuel expense	$27.5	$2.00	$18.2	$1.40
Less: gains on settled hedges included in nonoperating income (expense)	(5.2)	(0.38)	(1.2)	(0.09)

Economic fuel expense	$22.3	$1.62	$17.0	$1.31

Fuel gallons (000,000)	13.7		13.0

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$2.9		$6.9

	Nine Months Ended September 30,
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$71.6	$1.85	$49.9	$1.34
Less: gains on settled hedges included in fuel expense	(1.3)	(0.03)	(1.5)	(0.04)

GAAP fuel expense	$70.3	$1.82	$48.4	$1.30
Less: gains on settled hedges included in nonoperating income (expense)	(10.9)	(0.28)	(1.6)	(0.04)

Economic fuel expense	$59.4	$1.54	$46.8	$1.26

Fuel gallons (000,000)	38.6		37.2

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$15.6		$9.6

Air Group Net Income and EPS Reconciliation:

The following table reconciles Alaska Air Group, Inc.'s net income and diluted income per share during 2005 and 2004 excluding the cumulative effect of the accounting change, mark-to-market hedging gains net of related reclassifications, the navigation fee recovery, and restructuring and impairment charges to the reported GAAP amounts (in millions except per share amounts):

	Three Months Ended September 30,
	2005		2004
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS excluding mark-to-market hedging gains, navigation fee recovery, restructuring and impairment charges	$71.5	$2.16	$50.7	$1.58
Mark-to-market hedging gains, net of tax	14.2	0.42	32.8	1.01
Navigation fee recovery, net of tax	3.6	0.11	6.3	0.19
Restructuring charges, net of tax	0.9	0.02	(15.8)	(0.49)

Reported GAAP amounts	$90.2	$2.71	$74.0	$2.29

	Nine Months Ended September 30,
	2005		2004
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS excluding the cumulative effect of the accounting change, mark-to-market hedging gains, navigation fee recovery, restructuring and impairment charges	$54.4	$1.74	$19.5	$0.68
Cumulative effect of accounting change, net of tax	(90.4)	(2.69)	—	—
Mark-to-market hedging gains, net of tax	72.4	2.16	45.9	1.40
Navigation fee recovery, net of tax	3.6	0.11	6.3	0.19
Restructuring charges, net of tax	(12.9)	(0.39)	(15.8)	(0.48)
Impairment charges, net of tax	—	—	(26.3)	(0.81)

Reported GAAP amounts	$27.1	$0.93	$29.6	$0.98

Air Group EPS Calculations:

The following table summarizes Alaska Air Group, Inc.'s basic and diluted per share calculations for earnings before the accounting change and net income (in millions except per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Basic Earnings Per Share:
Income before accounting change	$90.2	$74.0	$117.5	$29.6
Weighted average shares outstanding	27.502	26.862	27.274	26.820

Income per share before accounting change	$3.28	$2.75	$4.31	$1.10

Cumulative effect of accounting change, net of tax	NA	NA	$(90.4)	NA
Weighted average shares outstanding	NA	NA	27.274	NA

Per share cumulative effect of accounting change	NA	NA	$(3.32)	NA

Net income	$90.2	$74.0	$27.1	$29.6
Weighted average shares outstanding	27.502	26.862	27.274	26.820

Net income per share	$3.28	$2.75	$0.99	$1.10

Diluted Earnings Per Share:
Income before accounting change	$90.2	$74.0	$117.5	$29.6
Interest on convertible notes, net of tax	1.5	1.0	4.0	2.6

Income before accounting change for diluted calculation	$91.7	$75.0	$121.5	$32.2
Weighted average shares outstanding	33.857	32.631	33.523	32.691

Income per share before accounting change	$2.71	$2.29	$3.62	$0.98

Cumulative effect of accounting change, net of tax	NA	NA	$(90.4)	NA
Weighted average shares outstanding	NA	NA	33.523	NA

Per share cumulative effect of accounting change	NA	NA	$(2.69)	NA

Net income	$90.2	$74.0	$27.1	$29.6
Interest on convertible notes, net of tax	1.5	1.0	4.0	2.6

Net income for diluted calculation	$91.7	$75.0	$31.1	$32.2
Weighted average shares outstanding	33.857	32.631	33.523	32.691

Net income per share	$2.71	$2.29	$0.93	$0.98

Forecasted Financial Measures

During our quarterly earnings conference call, we expect to discuss forward-looking forecasted unit cost information for 2005. This forecasted unit cost information includes non-GAAP unit cost estimates which are summarized in the following table together with the most directly comparable GAAP unit cost for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

	Alaska Airlines				Horizon Air
	Forecast of cost per available seat mile, excluding fuel, navigation fee recovery and restructuring charges	Forecast of fuel cost per available seat mile (See Note 1)	Forecast of restructuring charges per available seat mile	Forecast of total operating cost per available seat mile, as reported on a GAAP basis (cents)	Forecast of cost per available seat mile, excluding fuel (cents)	Forecast of fuel cost per available seat mile (See Note 1)	Forecast of total operating cost per available seat mile, as reported on a GAAP basis (cents)
Fourth quarter 2005	7.8	3.1	—	10.9	13.8	3.2	17.0
Full year 2005	8.0	2.8	0.1	10.9	13.4	2.9	16.3

Note 1: Our forecast of fuel costs is based on anticipated gallons consumed and estimated fuel cost per gallon for both Alaska and Horizon. The estimate also excludes the benefit from settled hedges recorded in other non-operating income as it does not impact our operating cost per available seat mile as presented on a GAAP basis. Given the volatility of fuel prices, readers should be cautioned that actual fuel expense will likely differ from the forecast above.